Exhibit 10.3

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Exchange Agreement”) is entered into this ___ day of _______, 2023, by and between ROC Energy Holdings, LLC, a Delaware limited liability company (the “Sponsor”), ROC Energy Acquisition Corp., a Delaware corporation (the “Company”), ROC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Drilling Tools International Holdings, Inc., a Delaware corporation (the “Target”), and the undersigned (“Exchangor” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, the Company entered into that certain Agreement and Plan of Merger, dated as of February 13, 2023, by and among Target, the Company and Merger Sub (as it may be amended, the “Transaction Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Target, with the Target surviving the merger and the Company acquiring 100% of the outstanding equity of Target in exchange for the merger consideration described in the Transaction Agreement (the “Transaction”);

WHEREAS, Section 3.01(a) of the Transaction Agreement contemplates that, among other things, at the Effective Time, all of the shares of Company Preferred Stock held by Exchangor will be converted into the right to receive the (i) Per Share Company Preferred Cash Consideration in cash and (ii) Per Share Company Preferred Stock Consideration, and Section 3.03 of the Transaction Agreement contemplates that, among other things, Exchangor will be entitled to receive such consideration upon the Company’s receipt of the Letter of Transmittal and upon the satisfaction of certain other conditions;

WHEREAS, in connection with and contingent on the closing of the Transaction (the “Transaction Closing”), in lieu of receiving the dollar amount of the Per Share Company Preferred Cash Consideration set forth on the signature page hereto (the “Specified Preferred Cash Consideration Amount”) payable with respect to the number of shares of Company Preferred Stock owned by the Exchangor and also set forth on the signature page hereto, and pursuant to the terms and conditions hereof, Exchangor desires to receive the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) set forth on the signature page hereto (the “Securities”);

WHEREAS, in order to cause the dilution experienced by Company Shareholders to be similar to that which would result if the Securities were purchased for the Closing Share Price, pursuant to Section 9, Sponsor will forfeit, without consideration, [•] shares of Common Stock to the Company (the “PIPE Founder Share Forfeiture”); and

WHEREAS, in connection with the Transaction, certain other institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)) or “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) (the “Subscribers”) may enter into subscription agreements with the Company (the “Subscription Agreements”) pursuant to which the Subscribers have agreed to purchase on the closing date of the Transaction (the “Closing Date”) shares of Common Stock for $10.10 per share (the “Offering”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and pursuant to the terms and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Exchange; Tax Treatment.

1.1 Subject to the terms and conditions hereof, in lieu of the Company paying Exchangor the Specified Preferred Cash Consideration Amount, at the Closing, the Company hereby agrees to issue to Exchangor the Securities, in each case, on the terms and conditions set forth herein (such exchange, the “Exchange”).

1.2 The parties to this Exchange Agreement intend that, for U.S. federal income Tax purposes, (a) Section 1.1 be treated as (i) an amendment to the terms of, and be integrated into, the Transaction Agreement and (ii) integrated into the “plan of reorganization” for purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g) that is described in the Transaction Agreement (including Section 8.04(c) thereof), (b) the Exchange be integrated into the “reorganization” for purposes of Section 368(a) of the Code that is described in the Transaction Agreement (including Section 8.04(b)) thereof), (c) the Securities be treated as stock received by Exchangor pursuant to Section 354(a)(1) of the Code and the Specified Preferred Share Cash Consideration not be treated as money received by Exchangor pursuant to Section 356(a)(1) of the Code, and (d) the PIPE Founder Share Forfeiture be treated as a nontaxable contribution to capital by Sponsor to the Company. The parties to this Exchange Agreement shall file all Tax Returns in a manner consistent with the foregoing Tax treatment, and no such Party shall take any position that is inconsistent with such Tax Treatment, including in the preparation and filing of any Tax Return, the defense of any audit, examination, or other Tax-related proceeding, or otherwise, except as required by applicable Law.

2. Representations, Warranties and Agreements.

2.1 Exchangor’s Representations, Warranties and Agreements. To induce the Company and Sponsor to enter into this Exchange Agreement, Exchangor hereby represents and warrants to the Company and Sponsor and agrees with the Company and Sponsor as follows:

2.1.1 If Exchangor is an entity, Exchangor has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Exchange Agreement. If Exchangor is an individual, Exchangor has the authority to enter into, deliver and perform Exchangor’s obligations under this Exchange Agreement.

2.1.2 This Exchange Agreement has been duly authorized, executed and delivered by Exchangor. If Exchangor is an individual, the signature on this Exchange Agreement is genuine, and Exchangor has legal competence and capacity to execute the same. This Exchange Agreement constitutes a valid and binding obligation of Exchangor, enforceable against Exchangor in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 The execution, delivery and performance by Exchangor of this Exchange Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Exchangor or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Exchangor or any of its subsidiaries is a party or by which Exchangor or any of its subsidiaries is bound or to which any of the property or assets of Exchangor or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Exchangor and its subsidiaries, taken as a whole, or materially and adversely affect the legal authority or ability of Exchangor to comply in all material respects with the terms of this Exchange Agreement (a “Exchangor Material Adverse Effect”); (ii) if Exchangor is not an individual, result in any violation of the provisions of the organizational documents of Exchangor or any of its subsidiaries in any material respect; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or government or governmental, tribunal, judicial, administrative federal, state, local, or foreign or any agency, bureau, board, commission instrumentality or authority thereof, including any state’s attorney general or any court or arbitrator (public or private) (“Authority”), having jurisdiction over Exchangor that would reasonably be expected to have a Exchangor Material Adverse Effect.

2.1.4 Exchangor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring all of the Securities only for his, her or its own account and not for the account of others, or if Exchangor is subscribing for the Securities as a fiduciary or agent for one or more investment accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Exchangor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is acquiring the Securities for investment purposes only and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or the laws of any jurisdiction (and shall provide the requested information set forth on Schedule A). Accordingly, Exchangor understands that the offering of the Securities meets (x) the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J), or (y) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and the institutional customer exemption under FINRA Rule 2111(b). If Exchangor is an entity, Exchangor is not an entity formed for the specific purpose of acquiring the Securities, unless all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) of the Securities Act).

2.1.5 Exchangor understands and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act. Exchangor understands and agrees that the Securities may not be resold, transferred, pledged or otherwise disposed of by Exchangor absent an effective registration statement under the Securities Act with respect to the Securities except (i) to the Company or a subsidiary thereof, or (ii) pursuant to another applicable exemption from the registration requirements of the Securities Act that is available and that any certificates or book entries representing the Securities shall contain a restrictive legend to such effect. Exchangor understands and agrees that the Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Exchangor understands and agrees that the Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Exchangor may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Exchangor understands that it has been advised to consult legal, tax and accounting counsel prior to making any offer, resale, transfer, pledge or other disposition of any of the Securities.

2.1.6 Exchangor understands and agrees that Exchangor is receiving the Securities in the Exchange directly from the Company. Exchangor further acknowledges that there have been no representations, warranties, covenants and agreements made to Exchangor by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Exchange Agreement, and Exchangor is not relying on any representations, warranties or covenants other than those expressly set forth in this Exchange Agreement.

2.1.7 Exchangor represents and warrants that (i) it is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) its acquisition and holding of the Securities will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

2.1.8 In making its decision to receive the Securities in the Exchange, Exchangor represents that it has relied solely upon independent investigation made by Exchangor and the representations, warranties, and covenants of the Company contained in this Exchange Agreement. Exchangor acknowledges and agrees that Exchangor has received and has had an adequate opportunity to review, such financial and other information as Exchangor deems necessary in order to make an investment decision with respect to the Securities and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Exchangor’s investment in the Securities. Without limiting the generality of the foregoing, Exchangor acknowledges that it has reviewed the documents provided to Exchangor by the Company, including (collectively, the “Disclosure Documents”): (i) the final prospectus of the Company, dated as of December 1, 2021 and filed with the Securities and Exchange Commission (the “Commission”) (File No. 333-260891) (the “Prospectus”), (ii) each SEC Document (as defined below) through the date of this Exchange Agreement, (iii) the Transaction Agreement, a copy of which has been filed by the Company with the Commission and (iv) the investor presentation by the Company and Target (the “Investor Presentation”), a copy of which has been furnished by the Company to the Commission. Exchangor represents and agrees that Exchangor and its professional advisor(s), if any, have had the full opportunity to ask the Company’s management questions, receive such answers and obtain such information as Exchangor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. Exchangor further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect Exchangor’s obligation to accept the Securities hereunder, except as otherwise provided herein, and that, in accepting the Securities, Exchangor is not relying upon any projections contained in the Investor Presentation or any SEC Document. Exchangor acknowledges and agrees that (i) there have been no, and in accepting the Securities Exchangor has not, relied on any statements, representations, warranties, covenants, agreements or other information provided by Jefferies LLC (the “Placement Agent”) or any of the Placement Agent’s affiliates, agents or representatives with respect to its decision to invest in the Securities, including information related to the Company, Target, the Securities and the offer and sale of the Securities, (ii) neither the Placement Agent, nor any of the Placement Agent’s affiliates, agents or representatives has provided Exchangor with any information or advice with respect to the Securities, nor is such information or advice necessary or desired, (iii) neither the Placement Agent nor any of the Placement Agent’s affiliates, agents or representatives has prepared any disclosure or offering document in connection with the offer and sale of the Securities and (iv) the information provided to Exchangor is preliminary and subject to change. Neither the Placement Agent nor any of the Placement Agent’s affiliates, agents or representatives has made or makes any representation as to the Company, Target or the quality or value of the Securities and the Placement Agent and its affiliates may have acquired non-public information with respect to the Company which Exchangor agrees need not be provided to it. Exchangor (i) agrees the Placement Agent shall not be liable to Exchangor or its affiliates for any action heretofore or hereafter taken or omitted to be taken by it in connection with Exchangor’s receipt of the Securities pursuant to the Exchange and (ii) releases the Placement Agent in respect of any loses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Exchange Agreement or the transactions contemplated hereby.

2.1.9 Exchangor became aware of this offering of the Securities solely (a) by means of direct contact from the Placement Agent, the Company, Target or a representative of the Placement Agent, the Company or Target, or (b) directly from the Company as a result of a pre-existing, substantial relationship with the Company, and the Securities were offered to Exchangor solely by direct contact between Exchangor and either the Placement Agent or the Company. Exchangor did not become aware of this offering of the Securities, nor were the Securities offered to Exchangor, by any other means. Exchangor acknowledges that the Placement Agent and its affiliates are acting solely as placement agents in connection with the Exchange and are not acting as underwriters or in any other capacity and are not and shall not be construed as a financial advisor, tax advisor or fiduciary for Exchangor or any other person or entity in connection with the Exchange; provided however that the Placement Agent is acting as a financial advisor to the Company in relation to the Transaction. Exchangor acknowledges that the Company represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.10 Exchangor acknowledges and agrees that it has not received any recommendation with respect to the Exchange from the Placement Agent and thus will not be deemed to form a relationship with the Placement Agent in connection with the Exchange that would require the Placement Agent to treat Exchangor as a “retail customer” for purposes of Regulation Best Interest pursuant to Rule 11-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a “retail investor” for purposes of Form CRS pursuant to Rule 17a-14 of the Exchange Act. Accordingly, Exchangor acknowledges and agrees that it is not entitled to the protections or disclosures required by Regulation Best Interest or Form CRS with respect to the Exchange.

2.1.11 Exchangor acknowledges that it is aware that there are substantial risks incident to the receipt of the Securities pursuant to the Exchange and the ownership of the Securities. Exchangor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Exchangor has sought such accounting, legal and tax advice as Exchangor has considered necessary to make an informed investment decision. Exchangor understands and acknowledges that (A) it (i) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the receipt of the Securities and (B) the receipt of the Securities pursuant to the Exchange meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.12 Exchangor represents and acknowledges that Exchangor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities, has analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for Exchangor and that Exchangor is able at this time and in the foreseeable future to bear the economic risk of a total loss of Exchangor’s investment in the Company. Exchangor further acknowledges specifically that a possibility of total loss of investment exists. Exchangor will not look to the Placement Agent for all or part of any such loss or losses, which Exchangor may suffer.

2.1.13 Exchangor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

2.1.14 Exchangor represents and warrants that Exchangor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of any country or territory embargoed or subject to substantial trade restrictions by the United States; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Exchangor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Exchangor is permitted to do so under applicable law. Exchangor represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Exchangor, directly or indirectly through a third party administrator, maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Exchangor also represents that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List, and to otherwise ensure compliance with OFAC-administered sanctions programs.

2.1.15 Exchangor represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to Exchangor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Exchangor hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Exchangor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.15, “Rule 506(d) Related Party” shall mean a person or entity that is a direct beneficial owner of Exchangor’s securities for purposes of Rule 506(d) under the Securities Act.

2.1.16 No broker, finder or other financial consultant has acted on behalf of Exchangor in connection with this Exchange Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

2.1.17 Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Exchangor with the Commission with respect to the beneficial ownership of the Company’s Common Stock prior to the date hereof, Exchangor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.18 No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the receipt by Exchangor of the Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the receipt of the Securities by the Exchangor pursuant to the Exchange.

2.2 Company’s Representations, Warranties and Agreements. To induce Exchangor and Sponsor to enter into this Exchange Agreement, the Company hereby represents and warrants to Exchangor and Sponsor and agrees with Exchangor and Sponsor as follows:

2.2.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Exchange Agreement.

2.2.2 The Securities have been duly authorized and, when issued and delivered to Exchangor against full payment for the Securities in accordance with the terms of this Exchange Agreement, and registered with the Company’s transfer agent, the Securities will be validly issued, fully paid, non-assessable and free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or as set forth herein) and will not be issued in violation of or subject to any preemptive or similar rights created under the Company’s amended and restated certificate of incorporation or bylaws or under the DGCL or any agreement to which the Company is a party.

2.2.3 This Exchange Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.2.4 The execution, delivery and performance of this Exchange Agreement (including compliance by the Company with all of the provisions hereof), the issuance and sale of the Securities and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, financial condition, stockholders’ equity or results of operations of the Company or materially and adversely affect the validity of the Securities or the legal authority or ability of the Company to comply in all material respects with the terms of this Exchange Agreement (a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Company in any material respect; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect.

2.2.5 Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance or sale of the Securities under the Securities Act.

2.2.6 Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities and neither the Company, nor any person acting on its behalf has offered any of the Securities in a manner involving any public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.7 The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Company have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

2.2.8 As of the date of this Exchange Agreement, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, of which 26,851,000 shares of Common Stock are issued and outstanding as of the date hereof and no preferred shares are issued and outstanding. 2,070,000 shares of Common Stock are reserved for issuance upon the exercise of the Company’s rights (“Company Rights”). All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Company Rights have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above pursuant to the organizational documents of the Company, the Subscription Agreements (as applicable), the Transaction Agreement and any promissory notes issued by Sponsor or its affiliate to the Company for working capital purposes or initial business combination deadline extension purposes as described in the SEC Documents (“Sponsor Loans”), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, other than any subsidiary created for purposes of the Transaction, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (A) as set forth in the Company’s filings with the Commission, together with any amendments, restatements or supplements thereto (the “SEC Documents”), and (B) as contemplated by the Transaction Agreement. Except as disclosed in the SEC Documents, the Company has no outstanding indebtedness and will not have any outstanding long-term indebtedness as of immediately prior to the Closing (excluding any Sponsor Loans).

2.2.9 Assuming the accuracy of Exchangor’s and Sponsor’s representations and warranties set forth in this Exchange Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to Exchangor and the Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.10 Each of the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no such representation or warranty with respect to any registration statement or any proxy statement/prospectus filed or to be filed by the Company with respect to the Transaction or any other information relating to Target or any of its affiliates included in any SEC Document or filed or furnished as an exhibit thereto. Each of the financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Documents.

2.2.11 Other than the Subscription Agreements (as applicable), agreements between Company and Sponsor with respect to the Sponsor Loans, the Transaction Agreement, the Sponsor Support Agreement and any other agreement expressly contemplated by the Transaction Agreement, the Company has not entered into any side letter or similar agreement with any Subscriber or any other investor in connection with such Subscriber’s or investor’s investment in the Company. No Subscription Agreement includes a price per Security less than the price per Security implied by this Exchange Agreement or other terms and conditions that are more economically advantageous in any material respect to any such Subscriber than Exchangor hereunder, and such Subscription Agreements have not been and will not be amended or modified in any material respect following the date of this Exchange Agreement in any manner that materially benefits such Subscriber thereunder unless Exchangor has been offered the substantially similar benefits.

2.2.12 The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.13 As of the date of this Exchange Agreement the Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

2.2.14 Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Exchange Agreement, there is no (i) proceeding pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company.

2.2.15 Except for discussions specifically regarding the offer and sale of the Securities, the Company confirms that neither it nor any other person acting on its behalf has provided Exchangor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its subsidiaries, other than with respect to the transactions contemplated by this Exchange Agreement or the Subscription Agreements. Except with respect to the transactions contemplated by this Exchange Agreement and the Subscription Agreements, no event or circumstance has occurred which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.

2.3 Sponsor’s Representations and Warranties. To induce Company and Exchangor to enter into this Exchange Agreement, the Sponsor hereby represents and warrants to Company and Exchangor and agrees with Company and Exchangor as follows:

2.3.1 Organization and Standing; Authorization. Sponsor has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, (i) has all requisite limited liability company power and authority, as applicable, to own, lease and operate its properties and to carry on its business as now being conducted, (ii) has all requisite power and authority to execute and deliver this Exchange Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. The execution and delivery of this Exchange Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of Sponsor are necessary to authorize the execution and delivery of this Exchange Agreement or to consummate the transactions contemplated hereby.

2.3.2 Binding Agreement. This Exchange Agreement has been duly authorized, executed and delivered by the Sponsor and is a valid and binding obligation of the Sponsor, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.3.3 Consents. No notice, consent, approval, consent waiver or authorization of, or designation, declaration or filing with, any Governmental Authority on the part of Sponsor is required to be obtained or made in connection with the execution, delivery or performance by Sponsor of this Exchange Agreement or the consummation by Sponsor of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Sponsor to enter into and perform this Exchange Agreement and to consummate the transactions contemplated hereby.

2.3.4 Non-Contravention. The execution and delivery of this Exchange Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Sponsor will not (a) conflict with or violate any provision of the certificate of incorporation or formation, bylaws, limited liability company agreement or similar organizational documents of Sponsor, as applicable, (b) conflict with or violate any Law, Governmental Order or required consent or approval applicable to Sponsor or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Sponsor under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of Sponsor under, (viii) give rise to any obligation to obtain any third party consent or approval from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Sponsor, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Sponsor to enter into and perform this Exchange Agreement and to consummate the transactions contemplated hereby.

2.3.5 Solvency. The Sponsor has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Sponsor have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

2.4 Target and Merger Sub Representations. To induce Sponsor, Company and Exchangor to enter into this Exchange Agreement, each of the Target and Merger Sub hereby represents and warrants to Sponsor, Company and Exchangor and agrees with Company and Exchangor as follows:

2.4.1 Organization and Standing; Authorization. Such Person has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, (i) has all requisite corporate power and authority, as applicable, to own, lease and operate its properties and to carry on its business as now being conducted, (ii) has all requisite power and authority to execute and deliver this Exchange Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary. The execution and delivery of this Exchange Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of Sponsor are necessary to authorize the execution and delivery of this Exchange Agreement or to consummate the transactions contemplated hereby.

2.4.2 Binding Agreement. This Exchange Agreement has been duly authorized, executed and delivered by such Person and is a valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.4.3 Consents. No notice, consent, approval, consent waiver or authorization of, or designation, declaration or filing with, any Governmental Authority on the part of such Person is required to be obtained or made in connection with the execution, delivery or performance by such Person of this Exchange Agreement or the consummation by such Person of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Person to enter into and perform this Exchange Agreement and to consummate the transactions contemplated hereby.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Exchange contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction, as provided for by the Transaction Agreement. The Closing shall occur on the closing date of, and immediately prior to, or simultaneously with, the consummation of the Transaction.

3.2 Conditions to Closing.

3.2.1 The Closing shall be subject to the satisfaction or waiver by the Company, on the one hand, or Exchangor, on the other, of the conditions that, on the Closing Date:

(i) No suspension of the qualification of the Common Stock for offering or sale or trading on the Nasdaq Stock Market LLC (“Nasdaq”) shall have occurred and be continuing.

(ii) No Authority shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award (whether temporary preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting or enjoining the consummation of the transactions contemplated hereby.

(iii) All conditions precedent to the consummation of the Transaction set forth in the Transaction Agreement, as determined by the parties to the Transaction Agreement, shall have been satisfied or waived by the party entitled to the benefit thereof (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction), and the Transaction Closing shall be substantially concurrent with the Closing.

3.2.2 The Closing shall also be subject to the satisfaction or waiver by Exchangor of the conditions that, on the Closing Date:

(i) The Company and Sponsor shall have performed or complied in all material respects with all agreements and covenants required by this Exchange Agreement to be performed by the Company or Sponsor at or prior to the Closing.

(ii) The representations and warranties of the Company and Sponsor contained in this Exchange Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Company and Sponsor of each of the representations, warranties and agreements of the Company and Sponsor, respectively, contained in this Exchange Agreement as of the Closing Date.

(iii) No amendment, waiver or modification of the Transaction Agreement shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that Exchangor would reasonably expect to receive under this Exchange Agreement, unless Exchangor has previously consented in writing to such amendment, waiver or modification.

(iv) The Company shall have filed with Nasdaq an application or supplemental listing application for the listing of the Securities and Nasdaq shall have raised no objection with respect thereto, subject to official notice of issuance.

(v) There shall have been no amendment, waiver or modification to the Subscription Agreements (as applicable) that materially economically benefits the Subscribers thereunder unless Exchangor has been offered substantially similar benefits.

3.2.3 The Closing shall also be subject to the satisfaction or waiver by the Company of the conditions that, on the Closing Date:

(i) Exchangor shall have performed or complied in all material respects with all agreements and covenants required by this Exchange Agreement to be performed by Exchangor at or prior to the Closing.

(ii) All representations and warranties of Exchangor contained in this Exchange Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Exchangor Material Adverse Effect, which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Exchangor Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by Exchangor of each of the representations, warranties and agreements of Exchangor contained in this Exchange Agreement as of the Closing Date.

4. Transfer Restrictions.

4.1 After the Closing, the Securities may only be resold, transferred, pledged or otherwise disposed of in compliance with state and federal securities laws and pursuant to an effective registration statement, Rule 144 under the Securities Act (“Rule 144”) or pursuant to another applicable exemption from the registration requirements of the Securities Act. As a condition of transfer (other than pursuant to an effective registration statement, pursuant to Rule 144 or pursuant to another applicable exemption from the registration requirements of the Securities Act), any such transferee shall agree in writing to be bound by the terms of this Exchange Agreement and shall have the rights and obligations of Exchangor under this Exchange Agreement.

4.2 The Company acknowledges that the Securities may be pledged by Exchangor in connection with a bona fide margin agreement, provided that such pledge shall be pursuant to an available exemption from the registration requirements of the Securities Act or pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Exchangor effecting a pledge of the Securities shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Securities are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Company in all respects.

4.3 Subject to applicable requirements of the Securities Act and the interpretations of the Commission thereunder and any requirements of the Company’s transfer agent, the Company shall use commercially reasonable efforts to ensure that instruments, whether certificated or uncertificated, evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.4 below) (i) following any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, and in each case, Exchangor provides the Company with an undertaking to effect any sales or other transfers in accordance with the Securities Act, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission).

4.4 Exchangor agrees to the imprinting, so long as is required by this Section 4, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.5 Exchangor hereby acknowledges and agrees that it will not, and will cause each person acting at Exchangor’s direction or pursuant to any understanding with Exchangor to not, directly or indirectly, offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Exchangor having a net short cash position in respect of the Securities until the Closing (or such earlier termination of this Exchange Agreement in accordance with its terms). For the avoidance of doubt, nothing contained herein shall prohibit Exchangor from (i) any purchase of securities by Exchangor, its controlled affiliates or any person or entity acting on behalf of Exchangor or any of its controlled affiliates in an open market transaction after the execution of this Exchange Agreement, or (ii) any sale (including the exercise of any redemption right) of securities of the Company (A) held by Exchangor, its controlled affiliates or any person or entity acting on behalf of Exchangor or any of its controlled affiliates prior to the execution of this Exchange Agreement or (B) purchased by Exchangor, its controlled affiliates or any person or entity acting on behalf of Exchangor or any of its controlled affiliates in an open market transaction after the execution of this Exchange Agreement. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Exchangor that have no knowledge of this Exchange Agreement or of Exchangor’s participation in the Transaction (including Exchangor’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and (ii) in the case of a Exchangor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Exchangor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Exchangor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Exchange Agreement.

5. Termination. Except for the provisions of Sections 5, 7, 8 and 9 and the provisions of this Exchange Agreement providing for the return of funds previously delivered in the event the Closing does not occur, all of which shall survive any termination hereunder, this Exchange Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of Company, Sponsor, Exchangor and Target to terminate this Exchange Agreement, or (iii) if the Closing shall not have occurred on or before the Termination Date (as defined in the Transaction Agreement); provided, that, subject to the limitations set forth in Section 8, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Exchangor of the termination of the Transaction Agreement promptly after the termination of such agreement.

6. Registration Rights.

6.1 The Company agrees that within thirty (30) days after the Closing Date, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement to register under and in accordance with the provisions of the Securities Act, the resale of all of the Registrable Securities (as defined below) on Form S-3 or Form S-1 (which in either case shall be filed pursuant to Rule 415 under the Securities Act as a secondary-only registration statement), which shall be on Form S-3 if the Company is then eligible for such short form, or any similar or successor short form registration or, if the Company is not then eligible for such short form registration or would not be able to register for resale all of the Registrable Securities on Form S-3, on Form S-1 or any similar or successor long form registration (the “Registration Statement”). The Company will provide a draft of the Registration Statement to Exchangor for review at least one (1) business day in advance of the filing the Registration Statement, and shall advise Exchangor promptly upon the Registration Statement being declared effective by the Commission. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable after the filing thereof. The Company’s obligations to include the Registrable Securities of Exchangor in the Registration Statement are contingent upon Exchangor furnishing in writing to the Company such information regarding Exchangor, the securities of the Company held by Exchangor and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and Exchangor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Common Stock proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by Exchangor or otherwise, the Company shall use its best efforts to ensure that the Commission determines that (1) the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) Exchangor is not a statutory underwriter. If the Company is unsuccessful in the efforts described in the preceding sentence, then (i) the Company shall cause such Registration Statement to register for resale such number of Common Stock which is equal to the maximum number of Common Stock as is permitted by the Commission and (ii) Exchangor shall have an opportunity to withdraw its Registrable Securities. In such event, the number of Common Stock to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statements until the earliest of (x) such time as when all of Exchangor’s securities included therein cease to be Registrable Securities, (y) such time as when all of Exchangor’s Registrable Securities included in such Registration Statement have actually been sold and (z) two years from the Closing Date. The Company will use its commercially reasonable efforts to cause the removal of all restrictive legends from any Registrable Securities being sold under the Registration Statement at the time of sale of such Registrable Securities upon the receipt from Exchangor of such supporting documentation, if any, as requested by the Company. The Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, reasonably necessary to enable Exchangor to resell Registrable Securities pursuant to the Registration Statement, qualify the Registrable Securities for listing on the applicable stock exchange and update or amend the Registration Statement as necessary to include Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Securities and any other equity security issued or issuable with respect to the Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, provided, however, that such securities shall cease to be Registrable Securities at the earliest of (A) two (2) years after the Closing Date, (B) the date all Registrable Securities held by Exchangor may be sold by Exchangor without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (C) the date on which such securities have actually been sold by Exchangor, or (D) when such securities shall have ceased to be outstanding. Notwithstanding the foregoing, Exchangor shall not be required to sign any form of lock-up agreement in connection with the Registration Statement. Exchangor may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Exchangor not receive notices from the Company otherwise required by this Section 6.1; provided, however, that Exchangor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Exchangor (unless subsequently revoked), (i) the Company shall not deliver any such notices to Exchangor and Exchangor shall no longer be entitled to the rights associated with any such notice and (ii) Exchangor will notify the Company in writing at least three (3) business days in advance of each intended use of an effective Registration Statement, and if a notice of a Suspension Event (as defined below) was previously delivered (or would have been delivered but for the provisions of this Section 6.1) and the related suspension period remains in effect, the Company will so notify Exchangor, within two (2) business days after Exchangor’s notification to the Company, by delivering to Exchangor a copy of such previous notice of Suspension Event, and thereafter will provide Exchangor with the related notice of the conclusion of such Suspension Event promptly following its availability.

6.2 At its expense the Company shall:

6.2.1 except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Company determines to obtain in connection with such registration, continuously effective with respect to Exchangor, and to keep the Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until all Securities acquired by Exchangor hereunder cease to be Registrable Securities or such shorter period upon which Exchangor has notified the Company that such Registrable Securities have actually been sold, or otherwise when the Registration Statement is no longer required to be effective under this Section 6;

6.2.2 subject to an Opt-Out Notice, advise Exchangor within three (3) business days: (A) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (C) subject to the provisions in this Exchange Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Exchangor of such events, provide Exchangor with any material, nonpublic information regarding the Company other than to the extent that providing notice to Exchangor of the occurrence of the events listed in (A) through (C) above constitutes material, nonpublic information regarding the Company;

6.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as promptly as reasonably practicable;

6.2.4 upon the occurrence of any event contemplated in Section 6.2.2, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as promptly as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

6.2.5 use its commercially reasonable efforts to cause all Securities to be listed on each securities exchange or market, if any, on which the Common Stock issued by the Company have been listed; and

6.2.6 use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

6.3 Notwithstanding anything to the contrary in this Exchange Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Exchangor not to sell under the Registration Statement or to suspend the effectiveness thereof, (i) if any information (e.g., compensation data) is not readily available and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, (ii) at any time the Company is required to file a post-effective amendment to the Registration Statement and the Commission has not declared such amendment effective or (iii) if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of external legal counsel, would require additional disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, the Company shall not so delay filing or so suspend the use of the Registration Statement on more than two (2) occasions or for a period of more than ninety (90) consecutive days or more than a total of one hundred-fifty (150) calendar days, in each case in any three hundred sixty (360) day period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if, as a result of a Suspension Event, the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the prospectus) not misleading, Exchangor agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Exchangor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare after the completion of the Suspension Event) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Exchangor will deliver to the Company or, in such Exchangor’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Exchangor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent such Exchangor is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

6.4 The Company shall indemnify, defend and hold harmless Exchangor (to the extent a seller under the Registration Statement), and any of its officers, directors, agents, partners, members, stockholders, affiliates, managers, investment advisers and employees, and each person who controls Exchangor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including reasonable out-of-pocket external attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except insofar as and to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Exchangor furnished in writing to the Company by such Exchangor expressly for use therein or such Exchangor has omitted a material fact from such information or otherwise violated the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by such Exchangor, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of such Exchangor in violation of Section 6.3 hereof. Exchangor shall notify the Company promptly of the institution of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which Exchangor becomes aware, provided that a failure by Exchangor to provide such notice shall not impact Exchangor’s right to be indemnified hereunder unless the Company is actually prejudiced thereby. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Securities by Exchangor.

6.5 Exchangor shall (severally and not jointly with any Subscriber) indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Exchangor furnished to the Company by Exchangor expressly for use therein; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Exchangor (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Exchangor be greater in amount than the dollar amount of the net proceeds received by Exchangor upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall notify Exchangor promptly of the institution of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company becomes aware, provided that a failure by the Company to provide such notice shall not impact the Company’s right to be indemnified hereunder unless Exchangor is actually prejudiced thereby. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Securities by Exchangor.

6.6 If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 6.6 shall be individual, not joint and several, and in no event shall the liability of Exchangor hereunder be greater in amount than the dollar amount of the net proceeds received by Exchangor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

7. Miscellaneous.

7.1 Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Exchange as contemplated by this Exchange Agreement.

7.1.1 Each party hereto acknowledges that the other parties, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Exchange Agreement. Prior to the Closing, Exchangor agrees to promptly notify the Company (which agrees to then promptly notify the Placement Agent, in writing) if any of the acknowledgments, understandings, agreements, representations and warranties made by Exchangor set forth herein are no longer accurate in all material respects. Exchangor further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Exchangor contained in Section 2.1 of this Exchange Agreement.

7.1.2 Each of the Company, Exchangor and the Placement Agent (with respect to Section 2.1, Section 2.2 and Section 2.3) is entitled to rely upon this Exchange Agreement and is irrevocably authorized to produce this Exchange Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.3 The Company may request from Exchangor such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Exchangor to acquire the Securities, and Exchangor shall use reasonable best efforts to promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that the Company agrees to keep confidential any such information provided by Exchangor; provided, further that upon receipt of such additional information, the Company shall be allowed to convey such information to the Placement Agent and the Placement Agent shall keep the information confidential, except as may be required to be disclosed by law, regulation, governmental, regulatory or self-regulatory body or legal process (including by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process).

7.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when sent, with affirmative confirmation of receipt, if sent by email, (c) one (1) business day after being sent, if sent by reputable, internationally recognized overnight courier service or (d) three (3) business days after the date of mailing by registered or certified mail (prepaid and return receipt requested), in any case, to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Exchangor, to such address or addresses set forth on the signature page hereto;

(ii) if to the Company (prior to the Closing) or Merger Sub to:

ROC Energy Acquisition Corp.

16400 Dallas Parkway

Dallas, Texas 75248

Attention: Daniel Kimes, Chief Executive Officer

E-mail: dkimes@rocspac.com

with a required copy to (which copy shall not constitute notice):

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, Texas 77002

Attention: Michael J. Blankenship

E-mail: MBlankenship@winston.com

and

Drilling Tools International Holdings, Inc.

3701 Briarpark Drive, Suite 150

Houston, Texas 77042

Attention: Wayne Prejean, Chief Executive Officer

Email: wayne.prejean@drillingtools.com

with a required copy to (which copy shall not constitute notice):

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, TX 77002

Attn:   William S. Anderson

            Benjamin J. Martin

Email: will.anderson@bracewell.com

            ben.martin@bracewell.com

(iii) if to the Company (following the Closing) or Target to:

Drilling Tools International Corporation

3701 Briarpark Drive, Suite 150

Houston, Texas 77042

Attention: Wayne Prejean, Chief Executive Officer

Email: wayne.prejean@drillingtools.com

with a required copy to (which copy shall not constitute notice):

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, TX 77002

Attn:   William S. Anderson

            Benjamin J. Martin

Email: will.anderson@bracewell.com

            ben.martin@bracewell.com

And

ROC Energy Holdings, LLC

16400 Dallas Parkway

Dallas, Texas 75248

Attention: Daniel Kimes, Chief Executive Officer

E-mail: dkimes@rocspac.com

with a required copy to (which copy shall not constitute notice):

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, Texas 77002

Attention: Michael J. Blankenship

E-mail: MBlankenship@winston.com

(iv) If to Sponsor to:

ROC Energy Holdings, LLC

16400 Dallas Parkway

Dallas, Texas 75248

Attention: Daniel Kimes, Chief Executive Officer

E-mail: dkimes@rocspac.com

with a required copy to (which copy shall not constitute notice):

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, Texas 77002

Attention: Michael J. Blankenship

E-mail: MBlankenship@winston.com

7.3 Entire Agreement. This Exchange Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by the Company and Exchangor in connection with the Offering).

7.4 Modifications and Amendments. This Exchange Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the Company, Exchangor and, if prior to the Transaction Closing, Target. Notwithstanding anything to the contrary herein, Section 2.1, Section 2.2, Section 2.3, Section 7.1, this Section 7.4, Section 7.7, Section 7.10 and Section 7.12 may not be modified, waived or terminated in a manner that is material and adverse to the Placement Agent without the written consent of the Placement Agent.

7.5 Waivers and Consents. The terms and provisions of this Exchange Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party against whom enforcement of such waiver or consent is sought (and with respect to any waiver or consent by the Company prior to the Transaction Closing, Target). No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Exchange Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. No failure or delay by a party hereto in exercising any right, power or remedy under this Exchange Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Exchange Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Exchange Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.6 Assignment. Neither this Exchange Agreement nor any rights, interests or obligations that may accrue to Exchangor hereunder (other than the Securities acquired hereunder by Exchangor, if any, after the Closing and Exchangor’s rights under Section 6 above) may be transferred or assigned without the prior written consent of the Company, and any purported transfer or assignment without such consent shall be null and void ab initio; provided, however, Exchangor may transfer or assign its rights, interests and obligations hereunder to a controlled affiliate of Exchangor or another investment fund or account managed or advised by the same manager as Exchangor (or a related party or affiliate) that can satisfy the requirements of Section 2.1.4 and the other representations and warranties in Section 2.1, provided, further, that no such transfer or assignment without the prior express written consent of the Company shall release Exchangor of its obligations hereunder and such transferee(s) or assignee(s), as applicable, agrees in writing to be bound by the terms hereof as if it were the original Exchangor party hereto.

7.7 Benefit.

7.7.1 Except as otherwise provided herein, this Exchange Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as expressly provided for herein, this Exchange Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

7.7.2 Exchangor acknowledges and agrees that (a) this Exchange Agreement is being provided to Target, (b) each representation, warranty, covenant and agreement of Exchangor hereunder is being made also for the benefit of Target and the Placement Agent, and (c) Target may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of Exchangor under this Exchange Agreement.

7.7.3 Each of the parties agrees that Target is an express third party beneficiary of this Exchange Agreement and Target may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the provisions of this Exchange Agreement, as amended, modified, supplemented or waived in accordance with Sections 7.4 and 7.5, as if it were a direct party hereto.

7.7.4 Each of the parties further agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Exchangor, the Company and Sponsor under Section 2.1, Section 2.2, Section 2.3 of this Exchange Agreement, respectively, and that the Placement Agent has the right to directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) Section 2.1, Section 2.2, Section 2.3 and Section 7.7 of this Exchange Agreement, as applicable, on its behalf and not, for the avoidance of doubt, on behalf of the Company or Target.

7.8 Governing Law. This Exchange Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Exchange Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Exchange Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

7.9 Consent to Jurisdiction; Waiver of Jury Trial. Any action based upon, arising out of or related to this Exchange Agreement, or the transactions contemplated hereby, shall be brought in the Court of Chancery of the State of Delaware or, if such court declines to exercise jurisdiction, any federal or state court located in the State of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the action shall be heard and determined only in any such court, and agrees not to bring any action arising out of or relating to this Exchange Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law, or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action brought pursuant to this Section 7.9. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.10 Non-Reliance and Exculpation. Exchangor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person (including the Placement Agent, any of its respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents, and any representatives of any of the foregoing), other than the statements, representations and warranties of the Company expressly contained in Section 2.2 of this Exchange Agreement, in making its investment or decision to invest in the

Company. Exchangor (i) acknowledges and agrees that neither of the Placement Agent, nor its affiliates or any of its or their respective control persons, officers, directors, employees or representatives shall have any liability to Exchangor pursuant to, arising out of or relating to this Exchange Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the receipt of the Securities pursuant to the Exchange or with respect to any claim (whether in tort, contract or otherwise) for breach of this Exchange Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, the Placement Agent, Target or any other person or entity concerning the Company or Target and (ii) releases the Placement Agent in respect of any loses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Exchange Agreement or the transactions contemplated hereby. Exchangor further acknowledges and agrees that no Subscriber pursuant to a Subscription Agreement (including the controlling persons, members, officers, directors, partners, agents, employees or other representatives of any Subscriber) shall be liable to Exchangor pursuant to this Exchange Agreement for any action heretofore or hereafter taken or omitted to be taken by any Subscriber in connection with the purchase of the Securities (as defined in the Subscription Agreements) pursuant to a Subscription Agreement.

7.11 Severability. If any provision of this Exchange Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Exchange Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

7.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Exchange Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the Closing until the expiration of any statute of limitations under applicable law.

7.13 Expenses. Exchangor shall pay all of its own expenses in connection with this Exchange Agreement and the transactions contemplated herein.

7.14 Headings and Captions. The headings and captions of the various subdivisions of this Exchange Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15 Counterparts. This Exchange Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in ..pdf), all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Exchange Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Exchange Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Exchange Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof. As used in this Exchange Agreement, the term: (x) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (y) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Exchange Agreement to an affiliate of the Company will, prior to the Closing, include the Company’s sponsor, ROC Energy Holdings, LLC.

7.17 Mutual Drafting. This Exchange Agreement is the joint product of Exchangor and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

7.18 Remedies.

7.18.1 The parties agree that the irreparable damage would occur if this Exchange Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Exchange Agreement and to enforce specifically the terms and provisions of this Exchange Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.9, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the parties hereto to cause to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Exchange Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.18 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.18.2 The parties acknowledge and agree that this Section 7.18 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Exchange Agreement.

7.18.3 In any dispute arising out of or related to this Exchange Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the documented and out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Exchange Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the documented out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Exchange Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

8. Disclosure.

8.1 The Company shall include disclosure of this Exchange Agreement on the Super 8-K filed by the Company in relation to the Transaction Closing, and a form of this Exchange Agreement will be filed with the Commission as an exhibit thereto. From and after such disclosure, the Company represents to Exchangor that it shall have publicly disclosed all material, non-public information delivered to Exchangor by the Company, Target or any of their officers, directors, employees or agents in connection with the transactions contemplated by this Exchange Agreement and the Transaction Agreement, and Exchangor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Company, the Placement Agent or any of their affiliates, relating to the transactions contemplated by this Exchange Agreement.

8.2 Exchangor hereby consents to the publication and disclosure in (x) any Form 8-K filed by the Company with the Commission in connection with the execution and delivery of the Transaction Agreement or this Exchange Agreement or the Subscription Agreements and any filing with the Commission made in connection therewith, including any proxy statement, prospectus or registration statement related thereto or any other filing with the Commission pursuant to applicable securities laws, and (y) any other documents or communications, including press-releases, provided by the Company in connection with the execution and delivery of the Transaction Agreement or this Exchange Agreement or the Subscription Agreements, the nature of Exchangor’s commitments, arrangements and understandings under and relating to this Exchange Agreement and, if deemed required or appropriate by the Company, a copy of this Exchange Agreement but in each case solely to the extent disclosure is required by law, the Commission or other regulatory agency or Nasdaq.

9. Founder Share Forfeiture. From the date of this Exchange Agreement and through the Effective Time, Sponsor shall cause the shares of Common Stock subject to the PIPE Founder Share Forfeiture to continue to be held in escrow pursuant to the terms of that certain Stock Escrow Agreement, dated as of December 1, 2021 by and among Company, Sponsor and Continental Stock Transfer & Trust Company, as amended from time to time (the “Stock Escrow Agreement”), and notwithstanding anything to the contrary in the Stock Escrow Agreement, except to forfeit such shares of Common Stock to Company as required pursuant to the provisions of this Section 9, Sponsor shall not transfer such shares. At the Closing, in addition to any shares of Common Stock that Sponsor is required to forfeit pursuant to the Transaction Agreement, the Sponsor Support Agreement or any Subscription Agreement, Sponsor shall forfeit to the Company the shares of Common Stock subject to the PIPE Founder Share Forfeiture.

10. Trust Account Waiver. Exchangor acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Exchangor further acknowledges that, as described in the Prospectus available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering (including overallotment securities sold by the Company’s underwriter thereafter) and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Exchange Agreement, the receipt and sufficiency of which are hereby acknowledged, Exchangor, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they now have or may have in the future, in or to any monies held in the Trust Account or distributions therefrom to the Company’s public stockholders, and agrees not to seek recourse against the Trust Account for any claims in connection with, as a result of, or arising out of, this Exchange Agreement or the transactions contemplated hereby; provided, however, that nothing in this Section 10 (x) shall serve to limit or prohibit Exchangor’s right to pursue a claim against Company for legal relief against assets held outside the Trust Account (other than distributions to the Company’s public stockholders), for specific performance or other equitable relief, (y) shall serve to limit or prohibit any claims that Exchangor may have in the future against Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account (other than distributions to the Company’s public stockholders) and any assets that have been purchased or acquired with any such funds) or (z) shall be deemed to limit any Exchangor’s right, title, interest or claim to the Trust Account by virtue of such Exchangor’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Exchange Agreement, including but not limited to any redemption right with respect to any such securities of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Company, Sponsor, Merger Sub, Target, and Exchangor has executed or caused this Exchange Agreement to be executed by its duly authorized representative as of the date first set forth above.

ROC ENERGY ACQUISITION CORP.

By:
Name:
Title:

ROC ENERGY HOLDINGS, LLC

By:
Name:
Title:

ROC MERGER SUB, INC.

By:
Name:
Title:

DRILLING TOOLS INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

[Signature page to Exchange Agreement]

Accepted and agreed as of the date first set forth above.

EXCHANGOR:

Name of Exchangor:	Name of Joint Exchangor, if applicable

{Please print}	{Please print}

Signature of Exchangor:	Signature of Joint Exchangor, if applicable:

By:	By:
Name:	Name:
Title:	Title:

If there are joint investors, please check one:

• Joint Tenants with Rights of Survivorship

• Community Property

• Tenants-in-Common

Exchangor’s EIN / SSN:_______________________	Joint Exchangor’s EIN / SSN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn: Telephone No.: Facsimile No:	Attn: Telephone No.: Facsimile No:

Email Address:	Email Address:

Specified Preferred Cash Consideration Amount: $________________________

Number of shares of Company Preferred Stock owned by Exchangor: _________________________

Number of shares of Common Stock to be received as Securities: ___________________

If Exchangor wants certificated Securities rather than book-entry form, indicate here: ________

[Signature page to Exchange Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF EXCHANGOR

This Schedule A should be completed by Exchangor and constitutes a part of the Exchange Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐	Exchangor is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐	Exchangor is acquiring the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐	Exchangor is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box) EXCHANGOR:

☐	is:

☐	is not

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Exchangor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Exchangor and under which Exchangor accordingly qualifies as an “accredited investor.”

☐

Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

Sch. A-1

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐

Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐

Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose Exchange is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

Sch. A-2

☐

Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐

Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐

Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are accredited investors.

☐	I have an individual net worth, or joint net worth with my spouse or spousal equivalent, of more than $1,000,000 exclusive of the value of my primary residence.

(For purposes of determining net worth, exclude the value of your primary residence as well as the amount of indebtedness secured by your primary residence, up to the fair market value. Any amount in excess of the fair market value of your primary residence must be included as a liability. In the event the indebtedness on your primary residence was increased in the 60 days preceding the completion of this Exchange Agreement, the amount of the increase must be included as a liability in the net worth calculation. For this purpose, “joint net worth” can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard described herein does not require that the securities be purchased jointly. For this purpose, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

☐

I have an individual income in excess of $200,000, or joint income with my spouse or spousal equivalent in excess of $300,000, in each of the 2 most recent years and I have a reasonable expectation of reaching the same income level in the current year.

☐

I hold, in good standing, 1 or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status and which the SEC has posted as qualifying. (For this purpose, the SEC has posted the following qualifying professional certifications: holders in good standing of FINRA Series 7, Series 65, and Series 82 licenses.)

Sch. A-3